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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 16, 2007


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-8496                  20-8058881
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                                 (508) 624-7600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On January 16, 2007, ThinkEngine Networks, Inc. ("ThinkEngine" or the "Company") entered into a Loan and Security Agreement (the "Loan Agreement") with VenCore Solutions LLC (the "Lender"). Pursuant to the Loan Agreement, the Lender loaned the Company the sum of $1.5 million. The loan bears interest at the rate of 13% per annum, matures on February 10, 2010 and requires an additional $150,000 payment to the Lender on the maturity date. The loan is to be repaid in six interest-only monthly installments of $16,250 followed by thirty monthly installments of principal and interest in the amount of $58,832. The Loan Agreement contains certain customary non-financial covenants but does not contain any financial covenants. Pursuant to the Loan Agreement, the Company pledged as collateral to the Lender substantially all its non-intellectual property business assets and entered into a Negative Pledge Agreement with respect to its intellectual property assets (the "Negative Pledge Agreement").

The foregoing description of the Loan Agreement and the Negative Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement and the Negative Pledge Agreement, copies of which are attached as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On January 16, 2007, in connection with the Loan Agreement between the Company and the Lender, as described in Item 2.03 above, the Company issued a ten-year Common Stock Purchase Warrant (the "Warrant") to the Lender to purchase 35,000 shares of the Company's common stock at an exercise price of $3.47 per share. The Warrant contains a cashless exercise provision. The issuance of shares upon exercise of the Warrant is subject to approval of an additional listing application to be submitted to the American Stock Exchange.

The Warrant was issued pursuant to the private placement exemption set forth in
Section 4(2) of the Securities Act of 1933, as amended.

The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the Warrant, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

     EXHIBIT     DESCRIPTION
     -------     ---------------------------------------------------------------

     10.1 Loan and Security Agreement dated as of January 16, 2007, between ThinkEngine Networks, Inc. and VenCore Solutions LLC

     10.2 Negative Pledge Agreement dated January 16, 2007 by ThinkEngine Networks, Inc.

     10.3 Common Stock Purchase Warrant dated January 16, 2007 issued to VenCore Solutions LLC























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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THINKENGINE NETWORKS, INC.


Date: January 22, 2007            By: /s/ John Steinkrauss
                                      ---------------------------
                                      John Steinkrauss
                                      Vice President and Chief Financial Officer






















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